NOTICE OF GUARANTEED DELIVERY

             This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of $1.875 Depositary Shares each representing 1/4 share of $7.50 Cumulative Preferred Stock (the "Depositary Shares") of Texas Utilities Electric Company (the "Company") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of the Company and TU Electric Capital I dated November 7, 1995 (the "Prospectus")),
          (ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.


            To:  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C., as Exchange
          Agent

                                By Overnight Courier:

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                  85 Challenger Road
                          Ridgefield Park, New Jersey 07660

                                       By Hand:

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                     120 Broadway
                                      13th Floor
                               New York, New York 10271

                                       By Mail:
                        (registered, insured mail recommended)

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                     P.O. Box 817
                                   Midtown Station
                               New York, New York 10018


                              By Facsimile Transmission:
                           (For Eligible Institutions Only)

                                    (201) 296-4293

                   Confirm Receipt of Notice of Guaranteed Delivery

                                     By Telephone

                                    (201) 296-4209

             DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          Ladies and Gentlemen:

             The undersigned hereby tenders to Texas Utilities Electric Company, upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.


                                                     SIGN HERE

          Number of
          Depositary Shares
          tendered:_____________________   X___________________________


          ______________________________   X___________________________
                                                     (Signature(s))


          Certificate Nos. (if available)  ____________________________
                                            (Name(s)) (Please Print)


          ______________________________   ____________________________
                                                     (Address)


          ______________________________   ____________________________
                                                     (Zip Code)


          ______________________________   ____________________________
                                           (Area Code and Telephone No.)

          If Depositary Shares will be tendered by book-entry transfer:

          Name of Tendering Institution: _________

          ________________________________________


          Check Box of Book-Entry Transfer Facility:

          [ ]  The Depositary Trust Company

          [ ]  Philadelphia Depositary Trust Company

          [ ]  Midwest Securities Trust Company


          Account No.

          ________________________________________

          ----------------------------------------------------------------
                                GUARANTEE OF DELIVERY
                       (Not to be used for signature guarantee)

             The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's message (as defined in the Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.


          Name of Firm _______________________________________________

          Authorized Signature _______________________________________

          Name _______________________________________________________

          Address ____________________________________________________

          Zip Code ___________________________________________________

          Area Code and Telephone No. ________________________________

          Dated _______________________, 1995
          ----------------------------------------------------------------

                    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
               YOUR STOCK CERTIFICATES  MUST BE SENT WITH THE LETTER OF
                                     TRANSMITTAL.